SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 30, 2005


                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    333-115122                    30-0183252
----------------------         -----------------             ------------------
   (State or Other               (Commission                 (I.R.S. Employer
    Jurisdiction                 File Number)                 Identification
  of Incorporation)                                                No.)


383 Madison Avenue
New York, New York                                                  10179
----------------------                                       ------------------
     (Address of                                                (Zip Code)
 Principal Executive
      Offices)

Registrant's telephone number, including area code, is (212) 272-2000.




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Item 8.01.  Other Events.

      On or about November 30, 2005, the Registrant will cause the issuance and sale of approximately $893,707,526 initial principal amount of Structured Asset Mortgage Investments II Trust 2005-AR7 Mortgage Pass-Through Certificates, Series 2005-AR7 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

      In connection with the sale of the Series 2005-AR7 Class 1-A-1, Class 1-A-2, Class 1-X-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-X-1, Class 2-X-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-X-1, Class 3-X-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-X-1, Class 4-X-2, Class 5-A-1, Class 5-A-2, Class 5-X-1, Class 5-X-2, Class 6-A-1, Class 6-A-2, Class 6-X-1, Class 6-X-2, Class R-I, Class R-II, Class R-III, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class M-X, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-120916, which Computational Materials are being filed as exhibits to this report.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

      In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements.

      Not applicable.

      (b) Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits

  EXHIBIT NO.          ITEM 601(A) OF                  DESCRIPTION
                       REGULATION S-K
                        EXHIBIT NO.
       1                     99             Computational      Materials     --
                                            Computational     Materials    (as
                                            defined  in Item 5) that have been
                                            provided  by  the  Underwriter  to
                                            certain prospective  purchasers of
                                            Structured      Asset     Mortgage
                                            Investments   II  Trust   2005-AR7
                                            Mortgage              Pass-Through
                                            Certificates, Series 2005-AR7 .

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:   /s/ Baron Silverstein
      --------------------------
       Name:  Baron Silverstein
       Title: Vice President

Dated:  December 9, 2005



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                                  EXHIBIT INDEX


Exhibit Number          Item 601(a) of         Sequentially             Page
                             Regulation S-K    Numbered
                             Exhibit No.       Description

1                       99                     Computational
                                               Materials